Exhibit 10.1

EXECUTION VERSION

SECOND AMENDMENT TO CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), effective as of February 26, 2015 (the “Effective Date”), is by and among FABRINET, an exempted company incorporated with limited liability in the Cayman Islands (the “Company”), the Guarantors party hereto, the Lenders party hereto and BANK OF AMERICA, N.A., as administrative agent (in such capacity, the “Administrative Agent”). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement.

W I T N E S S E T H

WHEREAS, the Company, the Subsidiaries of the Company from time to time party thereto (the “Guarantors”), certain banks and financial institutions from time to time party thereto (the “Lenders”) and Bank of America, N.A., as Administrative Agent, are parties to that certain Credit Agreement dated as of May 22, 2014 (as amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”);

WHEREAS, the Loan Parties have requested that the Required Lenders amend certain provisions of the Credit Agreement; and

WHEREAS, the Lenders party hereto, constituting the Required Lenders, are willing to amend the Credit Agreement in accordance with and subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

AMENDMENTS TO CREDIT AGREEMENT

1.1 Amendment to Introductory Paragraph. The introductory paragraph of the Credit Agreement is hereby amended and restated in its entirety as follows:

This CREDIT AGREEMENT is entered into as of May 22, 2014, among FABRINET, an exempted company incorporated with limited liability in the Cayman Islands (the “Company”), the Guarantors (defined herein), certain Subsidiaries of the Company party hereto pursuant to Section 2.15 (each a “Designated Borrower” and, together with the Company, the “Borrowers” and each a “Borrower”), the Lenders (defined herein), and BANK OF AMERICA, N.A., as Administrative Agent.

1.2 New Definitions. The following definitions are hereby added to Section 1.1 of the Credit Agreement in the appropriate alphabetical order:

“Applicant Borrower” has the meaning specified in Section 2.15.

“Company” has the meaning specified in the introductory paragraph hereto.

“Designated Borrower” has the meaning specified in the introductory paragraph hereto.

“Designated Borrower Request and Assumption Agreement” means the notice substantially in the form of Exhibit P attached hereto.

“Designated Borrower Notice” means the notice substantially in the form of Exhibit Q attached hereto.

“Fabrinet West” means Fabrinet West, Inc., a California corporation

“Fabritek” means Fabritek, Inc., a California corporation.

“Second Amendment” means that certain Second Amendment to Credit Agreement dated as of February 26, 2015, by and among the Company, the Guarantors, the Administrative Agent and the Lenders.

1.3 Amendments to Definitions.

(a) Each of the following definitions set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Availability Period” means (a) in respect of the Revolving Facility, the period from and including the Effective Date to the earliest of (i) the Maturity Date for the Revolving Facility, (ii) the date of termination of the Revolving Commitments pursuant to Section 2.04, and (iii) the date of termination of the Commitment of each Revolving Lender to make Revolving Loans pursuant to Section 8.02 and (b) in respect of the Term Facility, the period from and including the Effective Date to the earliest of (i) July 31, 2015, (ii) the Maturity Date for the Term Facility and (iii) the date of termination of the commitments of the respective Term Lenders to make Term Loans pursuant to Section 8.02.

“Borrower” and “Borrowers” each has the meaning specified in the introductory paragraph.

“Guarantors” means, collectively, (a) the Subsidiaries of the Company as are or may from time to time become parties to this Agreement pursuant to Section 6.13 or Section 6.18(a), as applicable, and (b) with respect to Additional Secured Obligations owing by any Loan Party or any of its Subsidiaries and any Swap Obligation of a Specified Loan Party (determined before giving effect to Sections 10.01 and 10.11) under the Guaranty, each Borrower.

“Loan Documents” means, collectively, (a) this Agreement, (b) the Notes, (c) the Guaranty, (d) the Collateral Documents, (e) the Fee Letter, (f) each Joinder Agreement and (g) each Designated Borrower Request and Assumption Agreement (but specifically excluding any Secured Hedge Agreement or any Secured Cash Management Agreement).

“Security Agreement” means each security and pledge agreement executed in favor of the Administrative Agent by a Borrower and accepted and agreed by each other direct Subsidiary of such Borrower, in each case in form and substance reasonably satisfactory to the Administrative Agent.

(b) Each of the following definitions set forth in Section 1.01 of the Credit Agreement is hereby amended by replacing references to “the Borrower” with “the Company”: (i) Audited Financial Statements, (ii) Capital Expenditures, (iii) Cash Equivalents, (iv) Change of Control, (v) Consolidated, (vi) Consolidated Capital Expenditures, (vii) Consolidated Current Liabilities, (viii) Consolidated EBITDA, (ix) Consolidated Funded Indebtedness, (x) Consolidated Interest Charges, (xi) Consolidated Net Income, (xii) Consolidated Quick Assets, (xiii) Consolidated Quick Ratio, (xiv) Consolidated Tangible Net Worth, (xv) Control, (xvi) Disqualified Equity Interests, (xvii) Effective Date, (xviii) Fabrinet Mauritius Share Pledge, (xix) Fabrinet Thailand Share Pledge, (xx) Fee Letter, (xxi) Material Subsidiary, (xxii) Measurement Period, (xxiii) Organization Documents, (xxiv) Permitted Acquisition, (xxv) Permitted Call Spread Swap Agreements, (xxvi) Pro Forma Basis, (xxvii) Restricted Payment, (xxviii) Shareholders’ Equity, (xxix) Swap Contract and (xxx) Thai 2011 Flooding.

1.4 Amendment to Section 1.02. Section 1.02 of the Credit Agreement is hereby amended by adding a new clause (d) immediately following the last sentence in clause (c) in such section as follows:

(d) Any and all references to “Borrower” regardless of whether preceded by the term a, any, each of, all, and/or, or any other similar term shall be deemed to refer, as the context requires, to each and every (and/or any one or all) parties constituting a Borrower, individually and/or in the aggregate.

1.5 Amendment to Section 2.02(a). The fifth sentence of Section 2.02(a) of the Credit Agreement is hereby amended by (a) removing the word “and” before subclause (E) therein and (b) adding new subclause (F) immediately following subclause (E) as follows:

and (F) if applicable, the Designated Borrower.

1.6 Amendment to Article II. A new Section 2.15 is hereby added to Article II of the Credit Agreement to read as follows:

2.15 Designated Borrowers.

(a) Designated Borrowers. The Company may at any time, upon not less than fifteen (15) Business Days’ notice from the Company to the Administrative Agent (or such shorter period as may be agreed by the Administrative Agent in its sole discretion), request to designate any additional Subsidiary of the Company (an “Applicant Borrower”) as a Designated Borrower to receive Loans hereunder by delivering to the Administrative Agent (which shall promptly deliver counterparts thereof to each Lender) a duly executed notice and agreement in substantially the form of Exhibit P (a “Designated Borrower Request and Assumption Agreement”). The parties hereto acknowledge and agree that prior to any Applicant Borrower becoming entitled to utilize the credit facilities provided for herein (i) the Administrative Agent and the Lenders that are to provide Commitments and/or Loans in favor of an Applicant Borrower must each agree to such Applicant Borrower becoming a Designated Borrower and (ii) the Administrative Agent and such Lenders shall have received such supporting resolutions, incumbency certificates, opinions of counsel and other documents or information, in form, content and scope reasonably satisfactory to the Administrative Agent, as may be required by the Administrative Agent, and Notes signed by such new Borrowers to the extent any Lender so requires (the requirements in clauses (i) and (ii) hereof, the “Designated Borrower Requirements”). If the Designated Borrower Requirements are met, the Administrative Agent shall send a notice in substantially the form of Exhibit Q (a “Designated Borrower Notice”) to the Company and the Lenders specifying the effective date upon which the Applicant Borrower shall constitute a Designated Borrower for purposes hereof, whereupon each of the Lenders agrees to permit such Designated Borrower to receive Loans hereunder, on the terms and conditions set forth herein, and each of the parties agrees that such Designated Borrower otherwise shall be a Borrower for all purposes of this Agreement; provided that no Loan Notice may be submitted by or on behalf of such Designated Borrower until the date five (5) Business Days after such effective date.

(b) Obligations. Except as specifically provided herein, the Secured Obligations of the Company and each of the Borrowers shall be joint and several in nature (unless such joint and several liability is not permitted by any Law applicable to such Designated Borrower, in which case, the liability of such Designated Borrower shall be several in nature) regardless of which such Person actually receives Credit Extensions hereunder or the amount of such Credit Extensions received or the manner in which the Administrative Agent or any Lender accounts for such Credit Extensions on its books and records.

(c) Appointment. Each Subsidiary of the Company that is or becomes a “Designated Borrower” pursuant to this Section 2.15 hereby irrevocably appoints the Company to act as its agent for all purposes of this Agreement and the other Loan Documents and agrees that (i) the Company may execute such documents on behalf of such Designated Borrower as the Company deems appropriate in its sole discretion and each Designated Borrower shall be obligated by all of the terms of any such document executed on its behalf, (ii) any notice or communication delivered by the Administrative Agent or the Lender to the Company shall be deemed delivered to each Designated Borrower and (iii) the Administrative Agent or the Lenders may accept, and be permitted to rely on, any document, instrument or agreement executed by the Company on behalf of each of the Loan Parties.

1.7 Amendment to Subsection 3.01(e)(i). Subsection 3.01(e)(i) of the Credit Agreement is hereby amended by adding a new sentence immediately following the last sentence in such subsection as follows:

For purposes of determining withholding Taxes imposed under FATCA, from and after the effective date of the Second Amendment, the Borrower and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) this Agreement as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).

1.8 Amendment to Section 4.02. Section 4.02 of the Credit Agreement is hereby amended by adding new clause (d) immediately following clause (c) as follows:

(d) Designated Borrower. If the applicable Borrower is a Designated Borrower, then the conditions of Section 2.15 to the designation of such Borrower as a Designated Borrower shall have been met to the satisfaction of the Administrative Agent.

1.9 Amendment to 6.14(b). Section 6.14(b) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(b) Account Control Agreements. From and after the Effective Date, Borrower shall not open, maintain or otherwise have any deposit or securities accounts at any bank or other financial institution, or any other account where money or securities are or may be deposited or maintained with any Person, other than (i) the accounts set forth on Schedule 6.14 to the Disclosure Letter; (ii) deposit accounts that are maintained at all times with depositary institutions as to which the Administrative Agent shall have received a Qualifying Control Agreement, (iii) securities accounts that are maintained at all times with financial institutions as to which the Administrative Agent shall have received a Qualifying Control Agreement, (iv) deposit accounts established solely as payroll accounts and other zero balance accounts, withholding and trust accounts, tax accounts, escrow or other fiduciary accounts and cash collateral accounts and (v) other deposit accounts and securities accounts, so long as at any time the balance in any such account does not exceed $10,000,000 and the aggregate balance in all such accounts does not exceed the lesser of (A) $20,000,000 and (B) ten percent (10%) of all cash and Cash Equivalents of the Borrower on a Consolidated basis; provided that Fabritek and Fabrinet West may maintain deposit accounts and securities accounts with balances in excess of those described in this clause (v) solely during the period from and after the date of the Second Amendment until September 30, 2015. From and after the Effective Date, the Company shall maintain cash, Cash Equivalents and marketable securities in an aggregate amount not less than $40,000,000 in unencumbered (other than Liens in favor of the Administrative Agent for the benefit of the Secured Parties and Liens permitted under clause (j) or (n) of Section 7.01) deposit and/or securities accounts located in the United States at all times.

1.10 Amendment to Section 11.01. Clause (i) of Section 11.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

(i) release the Company (from its obligations as a Borrower or as a Guarantor hereunder) or any Designated Borrower, except in connection with the termination of a Designated Borrower’s status as such under Section 2.15, a merger or consolidation permitted under Section 7.04 or a Disposition permitted under Section 7.05; or

1.11 Amendments to the Credit Agreement. Each of the following Sections and Subsections of the Credit Agreement is hereby amended by replacing references to “the Borrower” with “the Company”: Section (a) 1.03(b) – (d), (b) 1.04, (c) 2.07 (a) – (b), (d) 2.08(b), (e) 2.14, (f) 4.01, (g) 5.05, (h) 5.09, (i) 5.13, (j) 5.15, (k) 5.20(b), (l) 5.23, (m) 6.01, (n) 6.02 (excluding the term “Borrower Materials”), (o) 6.13, (p) 6.18, (q) 7.03, (r) 7.05, (s) 7.06, (t) 7.07, (u) 7.08, (v) 7.11, (w) 7.12, (x) 7.13, (y) 8.01(c), (z) 10.09 and (aa) 11.06(b)(iii).

1.12 Amendments to Exhibits F, H, L, N and O. Exhibits F, H, L, N and O to the Credit Agreement are each hereby amended by (a) replacing references to “Borrower” with “Company” and (b) deleting the introductory paragraph of each such Exhibit and replacing such introductory paragraph as follows:

TO:	Bank of America, N.A., as Administrative Agent

RE:	Credit Agreement, dated as of May 22, 2014, by and among Fabrinet, an exempted company incorporated with limited liability in the Cayman Islands (the “Company”), the Guarantors, the Designated Borrowers, the Lenders and Bank of America, N.A., as Administrative Agent (as amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”; capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement)

DATE:	[Date]

1.13 Amendment to Exhibits C and E. Exhibits C and E to the Credit Agreement is hereby deleted and replaced with Exhibits C and E attached hereto.

1.14 New Exhibits. New Exhibits P and Q are hereby added to the Credit Agreement in the form of Exhibits P and Q attached hereto.

ARTICLE II

CONDITIONS TO EFFECTIVENESS

2.1 Closing Conditions. This Amendment shall become effective as of the Effective Date upon satisfaction (or waiver) of the following conditions:

(a) Executed Amendment. The Administrative Agent shall have received a copy of this Amendment duly executed by each of the Loan Parties, the Lenders constituting the Required Lenders and the Administrative Agent.

(b) Default. After giving effect to this Amendment, no Default or Event of Default shall exist.

(c) Fees and Expenses. The Administrative Agent shall have received from the Company such fees and expenses that are payable in connection with the consummation of the transactions contemplated hereby.

(d) Miscellaneous. All other documents and legal matters in connection with the transactions contemplated by this Amendment shall be reasonably satisfactory in form and substance to the Administrative Agent and its counsel.

ARTICLE III

MISCELLANEOUS

3.1 Amended Terms. On and after the Effective Date, all references to the Credit Agreement in each of the Loan Documents shall hereafter mean the Credit Agreement as amended by this Amendment. Except as specifically amended hereby or otherwise agreed, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.

3.2 Representations and Warranties of Loan Parties. Each of the Loan Parties represents and warrants, as of the Effective Date, as follows:

(a) It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

(b) This Amendment has been duly executed and delivered by such Person and constitutes such Person’s legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(c) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Person of this Amendment.

(d) The representations and warranties of the Company and each other Loan Party contained in Article V of the Credit Agreement or any other Loan Document shall (i) with respect to representations and warranties that contain a materiality qualification, be true and correct (except to the extent such representations and warranties relate to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date) and (ii) with respect to representations and warranties that do not contain a materiality qualification, be true and correct in all material respects (except to the extent such representations and warranties relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date), provided that the representations and warranties contained in Sections 5.05(a) and (b) of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Sections 6.01(a) and (b) of the Credit Agreement, respectively.

(e) After giving effect to this Amendment, no event has occurred and is continuing which constitutes a Default or an Event of Default.

(f) The Collateral Documents continue to create a valid security interest in, and Lien upon, the Collateral, in favor of the Administrative Agent, for the benefit of the Lenders, which security interests and Liens are perfected in accordance with the terms of the Collateral Documents and prior to all Liens other than Permitted Liens.

(g) The Loans and other amounts payable by the Borrowers pursuant to the Credit Agreement are not reduced or modified by this Amendment and are not subject to any offsets, defenses or counterclaims.

3.3 Reaffirmation of Obligations. Each Loan Party hereby ratifies each Loan Document to which it is a party and acknowledges and reaffirms (a) that it is bound by all terms of each Loan Document applicable to it and (b) that it is responsible for the observance and full performance of its respective Obligations.

3.4 Loan Document. This Amendment shall constitute a Loan Document under the terms of the Credit Agreement.

3.5 Expenses. The Company agrees to pay all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable and documented fees and expenses of the Administrative Agent’s legal counsel.

3.6 Further Assurances. The Loan Parties agree to promptly take such action, upon the request of the Administrative Agent, as is necessary to carry out the intent of this Amendment.

3.7 Entirety. This Amendment and the other Loan Documents embody the entire agreement among the parties hereto and supersede all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof.

3.8 Counterparts; Telecopy. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment or any other document required to be delivered hereunder, by fax transmission or e-mail transmission (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Agreement. Without limiting the foregoing, upon the request of any party, such fax transmission or e-mail transmission shall be promptly followed by such manually executed counterpart.

3.9 No Actions, Claims, Etc. As of the date hereof, each of the Loan Parties hereby acknowledges and confirms that it has no knowledge of any actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, against the Administrative Agent, the Lenders, or the Administrative Agent’s or the Lenders’ respective officers, employees, representatives, agents, counsel or directors arising from any action by such Persons, or failure of such Persons to act under the Credit Agreement on or prior to the date hereof.

3.10 GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

3.11 Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

3.12 Consent to Jurisdiction; Service of Process; Waiver of Jury Trial. The jurisdiction, service of process and waiver of jury trial provisions set forth in Sections 11.14 and 11.15 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.

[SIGNATURES ON THE FOLLOWING PAGES]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

BORROWER:	FABRINET,
an exempted company incorporated with limited liability in the Cayman Islands

	By:	/s/ David Tom Mitchell
	Name:	David Tom Mitchell
	Title:	Chief Executive Officer

SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT

GUARANTORS:	FABRINET CO., LTD.
a limited liability company incorporated under the laws of Thailand

	By:	/s/ Toh-Seng Ng
	Name:	Toh-Seng Ng
	Title:	Director

FABRINET CHINA HOLDINGS a limited liability company incorporated under the laws of Mauritius

	By:	/s/ Toh-Seng Ng
	Name:	Toh-Seng Ng
	Title:	Director

FABRINET USA, INC., a California corporation

	By:	/s/ Toh-Seng Ng
	Name:	Toh-Seng Ng
	Title:	President

FBN NEW JERSEY MANUFACTURING, INC., a Delaware corporation

	By:	/s/ Toh Seng Ng
	Name:	Toh-Seng Ng
	Title:	President

SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT

BANK OF AMERICA, N.A.,
as Administrative Agent

By:	/s/ Dewayne Rosse
Name:	Dewayne Rosse
Title:	Assistant Vice President

SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT

BANK OF AMERICA, N.A.,
as a Lender

By:	/s/ Christian Kambour
Name:	Christian Kambour
Title:	Senior Vice President

SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT

HSBC BANK USA, National Association,
as a Lender

By:	/s/ Christopher M. Ames
Name:	Christopher M. Ames
Title:	Senior Vice President 19275
Commercial Banking
HSBC Bank USA, N.A.

SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT

SUNTRUST BANK,
as a Lender

By:	/s/ Min Park
Name:	Min Park
Title:	Vice President

SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT

SILICON VALLEY BANK,
as a Lender

By:	/s/ Wendy Wong
Name:	Wendy Wong
Title:	Vice President

SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT

EXHIBIT C

Form of

Compliance Certificate

Financial Statement Date: [            ,         ]

TO:	Bank of America, N.A., as Administrative Agent

RE:	Credit Agreement, dated as of May 22, 2014, by and among Fabrinet, an exempted company incorporated with limited liability in the Cayman Islands (the “Company”), the Guarantors, the Designated Borrowers, the Lenders and Bank of America, N.A., as Administrative Agent (as amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”; capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement)

DATE:	[Date]

The undersigned Responsible Officer hereby certifies as of the date hereof that [he/she] is the [            ] of the Company, and that, as such, [he/she] is authorized to execute and deliver this Certificate to the Administrative Agent on the behalf of the Company and the other Loan Parties, and that:

[Use following paragraph 1 for fiscal year-end financial statements]

1. The Company has delivered (i) the year-end audited financial statements required by Section 6.01(a) of the Credit Agreement for the fiscal year of the Company ended as of the above date, together with the report and opinion of an independent certified public accountant required by such section and (ii) the consolidating balance sheet of the Company and its Subsidiaries as at the end of such fiscal year and the related consolidating statements of income or operations, shareholders’ equity and cash flows for such fiscal year. Such consolidating statements fairly present in all material respects the financial condition, results of operations and cash flows of the Company and its Subsidiaries on an individual basis in accordance with GAAP.

[Use following paragraph 1 for fiscal quarter-end financial statements]

1. The Company has delivered the unaudited financial statements required by Section 6.01(b) of the Credit Agreement for the fiscal quarter of the Company ended as of the above date. Such Consolidated and consolidating financial statements fairly present in all material respects the financial condition, results of operations and cash flows of the Company and its Subsidiaries on a Consolidated (or in the case of consolidating statements, individual basis) in accordance with GAAP as at such date and for such period, subject only to normal year-end audit adjustments and the absence of footnotes.

2. The undersigned has reviewed and is familiar with the terms of the Credit Agreement and has made, or has caused to be made under [his/her] supervision, a detailed review of the transactions and condition (financial or otherwise) of the Company and its Subsidiaries during the accounting period covered by such financial statements.

3. A review of the activities of the Company and its Subsidiaries during such fiscal period has been made under the supervision of the undersigned with a view to determining whether during such fiscal period the Company and each of the other Loan Parties performed and observed all its obligations under the Loan Documents, and

[select one:]

[to the knowledge of the undersigned, during such fiscal period each of the Loan Parties performed and observed each covenant and condition of the Loan Documents applicable to it, and no Default has occurred and is continuing.]

—or—

[to the knowledge of the undersigned, the following covenants or conditions have not been performed or observed and the following is a list of each such Default and its nature and status:]

4. The representations and warranties of the Company and each other Loan Party contained in Article V of the Credit Agreement or any other Loan Document are true and correct in the case of representations and warranties that contain a materiality qualification, or true and correct in all material respects in the case of representations and warranties that do not contain a materiality qualification on and as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case such representations and warranties shall be true and correct, or true and correct in all material respects, as applicable, as of such earlier date), and except that for purposes of this Compliance Certificate, the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement, including the statements in connection with which this Compliance Certificate is delivered. [The following updated Schedules to the Disclosure Letter are attached hereto as Exhibit A, each of which is required to make the representations and warranties related to such Schedule true and correct as of the date hereof: [Schedules 1.01(c), 5.09, 5.19(a), 5.19(b), 5.20(b)(i), 5.20(b)(ii), and 5.20(c).]]1

5. The financial covenant analyses and information set forth on Schedule A attached hereto are true and accurate on and as of the date of this Certificate.

6. [Schedule 5.20(b)(i) attached to the Disclosure Letter is true and correct as of the date hereof].2

Delivery of an executed counterpart of a signature page of this Certificate by fax transmission or other electronic mail transmission (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Certificate.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

[1]	Include to the extent applicable.
[2]	Include to the extent not included in item 4 above.

IN WITNESS WHEREOF, the undersigned has caused this Compliance Certificate to be duly executed as of the date first above written.

FABRINET,

an exempted company incorporated with limited liability in the Cayman Islands

By:
Name:
Title:

[SIGNATURE PAGE TO COMPLIANCE CERTIFICATE]

Schedule A

Financial Statement Date: [            ,         ] (“Statement Date”)

CONSOLIDATED TANGIBLE NET WORTH EXHIBIT

This calculation covers the period from             , 20        through             , 20

Tangible Net Worth (on a consolidated basis)
1. Tangible Net Worth:
Shareholders Equity of the Company and its Subsidiaries		$

- Intangible Assets of the Company and its Subsidiaries (including customer lists, goodwill, computer software, copyrights, trade names, trademarks, patents, franchises, licenses, unamortized deferred charges, unamortized debt discount and capitalized research and development costs)

$

Consolidated Tangible Net Worth	1(A)	$

2. $200,000,000			$200,000,000

+ 50% of Consolidated Net Income earned for each fiscal quarter ending after March 31, 2014 (with no deduction for net loss in any such fiscal quarter)		$

Total:	2(A)	$

Requirement Met (is 1(a) greater than or equal to 2(a), “Yes” or “No”):

Debt Service Coverage Ratio (on a consolidated basis)

1. Consolidated EBITDA:
Consolidated Net Income		$

+ Consolidated Interest Charges		$

+ the provision for federal, state, local and foreign income taxes payable by the Company and its Subsidiaries for such period, including, without limitation, any franchise taxes or other taxes based on income, profits or capital and all other taxes that are included in the provision for income tax line item on the Consolidated income statement of the Company and its Subsidiaries

$

+ depreciation and amortization expense		$

+ non-cash charges and losses (excluding any such non-cash charges or losses to the extent (A) there were cash charges with respect to such charges and losses in past accounting periods or (B) there is a reasonable expectation that there will be cash charges with respect to such charges and losses in future accounting periods)

$

+ non-cash, stock-based compensation expenses		$

+ extraordinary or one-time losses, costs and expenses		$

Related to the Thai 2011 Flooding		$

paid in connection with the Facilities		$

Related to any proposed or actual Permitted Acquisition and any financings thereof, in an aggregate not to exceed $2,000,000 (including integration costs and expenses)		$

In connection with the primary or secondary offering of the Company’s common stock, in an aggregate not to exceed $2,000,000		$

+ non-cash losses		$

- non-cash gains (excluding any non-cash gains to the extent (A) there were cash gains with respect to such gains in past accounting periods or (B) there is a reasonable expectation that there will be cash gains with respect to such gains in future accounting periods)

$

- extraordinary gains (including gains related to the Thai 2011 Flooding)		$

Consolidated EBITDA	1(A)	$

2. Current maturities of long term debt (as shown on the balance sheet dated , 20 )		$

+ current maturities of obligations in respect of capitalized leases (as shown on the balance sheet dated , 20 )

+ Consolidated Interest Charges		$

Total Debt Service	2(A)	$

Debt Service Coverage Ratio = 1(A) ÷ 2(A)			to 1.0

Required ratio is:			1.50 to 1.0

Consolidated Senior Leverage Ratio (on a consolidated basis)

1. Consolidated Senior Funded Indebtedness:

Outstanding principal amount of all obligations, whether current or long-term, for borrowed money and all obligations evidenced by bonds, debentures, notes, loan agreements or other similar instruments

$

+ Purchase money indebtedness		$

+ All direct obligations under issued and outstanding letters of credit (including standby and commercial), bankers’ acceptances, bank guaranties, surety bonds and similar instruments, less the amount then cash-collateralized on commercially reasonable and customary terms

$

+ All obligations in respect of the deferred purchase price of property or services (other than (i) trade accounts payable, intercompany charges of expenses, deferred revenue and other accrued liabilities in the ordinary course of business and (ii) any earn-out obligation or post-closing balance sheet adjustments prior to the time as it becomes a liability on the balance sheet of such Person in accordance with GAAP) to the extent required to be reflected on the Consolidated balance sheet of the Company and its Subsidiaries in accordance with GAAP

$

+ Attributable Indebtedness		$

+ All obligations to purchase, redeem, retire, defease or otherwise make any payment prior to the Maturity Date in respect of any Disqualified Equity Interests (other than payments made solely in Qualified Equity Interests), valued, in the case of a redeemable preferred interest, at the greater of its voluntary or involuntary liquidation preference plus accrued and unpaid dividends

$

+ Without duplication, all Guarantees with respect to outstanding Indebtedness of the types specified above of Persons other than the Company or any Subsidiary		$

+ all Indebtedness of the types referred to above of any partnership or joint venture (other than a joint venture that is itself a corporation or limited liability company) in which the Company or a Subsidiary is a general partner or joint venturer, unless such Indebtedness is expressly made non-recourse to the Company or such Subsidiary

$

- Convertible Subordinated Debt Securities		$

Consolidated Senior Funded Indebtedness	1(A)	$

2. Obligations in Respect of Capitalized Leases	1(B)	$

3. Consolidated EBITDA (see 1(A) in Debt Service Coverage Ratio calculation above)	2(A)	$

Consolidated Senior Leverage Ratio = [1(A) + 1(B)] ÷ 2(A)			to 1.0

Required ratio is:			2.50 to 1.0

Consolidated Total Leverage Ratio (for purposes of calculation of the Applicable Rate only)
[1(A) + Convertible Subordinated Debt Securities + 1(B)] ÷ 2(A)			to 1.0

Consolidated Quick Ratio (on a consolidated basis)
1. Consolidated Quick Assets:
Cash and Cash Equivalents		$

+ Net trade accounts receivable		$

+ Marketable securities not classified as long-term investments		$

Consolidated Quick Assets	1(A)	$

2. Consolidated Current Liabilities:	2(A)	$

Consolidated Quick Ratio = 1(A) ÷ 2(A)			to 1.0

Required ratio is:			1.10 to 1.0

EXHIBIT E

Form of

Loan Notice

TO:	Bank of America, N.A., as Administrative Agent

RE:	Credit Agreement, dated as of May 22, 2014, by and among Fabrinet, an exempted company incorporated with limited liability in the Cayman Islands (the “Company”), the Guarantors, the Designated Borrowers, the Lenders and Bank of America, N.A., as Administrative Agent (as amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”; capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement)

DATE:	[Date]

The undersigned hereby requests (select one):

☐	A Borrowing of [Revolving][Term] Loans

☐	A [conversion] or [continuation] of [Revolving][Term] Loans

—

1.	On (the “Credit Extension Date”).

2.	In the amount of $ .

3.	Comprised of: ☐ Base Rate Loans
☐ Eurodollar Rate Loans

4.	For Eurodollar Rate Loans: with an Interest Period of months.

5.	On behalf of [insert name of applicable Designated Borrower].

[The Revolving Borrowing requested herein complies with the proviso to the first sentence of Section 2.01(b) of the Credit Agreement.]1

[The Company hereby represents and warrants that the conditions specified in Section 4.02 of the Credit Agreement shall be satisfied on and as of the date of the Credit Extension Date.]2

Delivery of an executed counterpart of a signature page of this notice by fax transmission or other electronic mail transmission (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this notice.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

[1]	Include this sentence in the case of a Revolving Borrowing.
[2]	Include this sentence only in the case of a Borrowing of Revolving Loans or Term Loans.

IN WITNESS WHEREOF, the undersigned has caused this Loan Notice to be duly executed as of the date first above written.

BORROWER:	FABRINET,
an exempted company incorporated with limited liability in the Cayman Islands

By:
Name:
Title:

[SIGNATURE PAGE TO LOAN NOTICE]

EXHIBIT P

Form of

Designated Borrower Request and Assumption Agreement

TO:	Bank of America, N.A., as Administrative Agent

RE:	Credit Agreement, dated as of May 22, 2014, among FABRINET, an exempted company incorporated with limited liability in the Cayman Islands (the “Company”), the Guarantors party hereto, the Designated Borrowers, the Lenders party hereto and BANK OF AMERICA, N.A., as administrative agent (in such capacity, the “Administrative Agent”); capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement)

DATE:	[Date]

Each of             (the “Designated Borrower”) and the Company hereby confirms, represents and warrants to the Administrative Agent and the Lenders that the Designated Borrower is a Subsidiary of the Company.

The documents required to be delivered to the Administrative Agent under Section 2.15 of the Credit Agreement will be furnished to the Administrative Agent in accordance with the requirements of the Credit Agreement.

The parties hereto hereby confirm that, with effect from the date of the Designated Borrower Notice for the Designated Borrower, except as expressly set forth in the Credit Agreement, the Designated Borrower shall have obligations, duties and liabilities toward each of the other parties to the Credit Agreement and other Loan Documents identical to those which the Designated Borrower would have had if the Designated Borrower had been an original party to the Loan Documents as a Borrower. Effective as of the date of the Designated Borrower Notice for the Designated Borrower, the Designated Borrower hereby ratifies, and agrees to be bound by, all representations and warranties, covenants, and other terms, conditions and provisions of the Credit Agreement and the other applicable Loan Documents.

The parties hereto hereby request that the Designated Borrower be entitled to receive Loans under the Credit Agreement, and understand, acknowledge and agree that neither the Designated Borrower nor the Company on its behalf shall have any right to request any Loans for its account unless and until the date five (5) Business Days after the effective date designated by the Administrative Agent in a Designated Borrower Notice delivered to the Company and the Lenders pursuant to Section 2.15 of the Credit Agreement.

In connection with the foregoing, the Designated Borrower and the Company hereby agree as follows with the Administrative Agent, for the benefit of the Secured Parties:

1. The Designated Borrower acknowledges and confirms that it has received a copy of the Credit Agreement and the schedules and exhibits thereto and each Collateral Document and the schedules and exhibits thereto. The information on the schedules to the Credit Agreement and the Collateral Documents are hereby supplemented (to the extent permitted under the Credit Agreement or Collateral Documents) to reflect the information shown on the attached Schedule A.

2. The Company confirms that the Credit Agreement is, and upon the Designated Borrower becoming a party thereto, shall continue to be, in full force and effect. The parties hereto confirm and agree that immediately upon the Designated Borrower becoming a Borrower, the term “Obligations,” as used in the Credit Agreement, shall include all obligations of the Designated Borrower under the Credit Agreement and under each other Loan Document.

3. Each Designated Borrower covenants and agrees to execute and deliver a Security Agreement in favor of the Administrative Agent, for the benefit of the Secured Parties, concurrently herewith. Each of the Company and the Designated Borrower agrees that at any time and from time to time, upon the written request of the Administrative Agent, it will execute and deliver such further documents and do such further acts as the Administrative Agent may reasonably request in accordance with the terms and conditions of the Credit Agreement and the other Loan Documents in order to effect the purposes of this Designated Borrower Request and Assumption Agreement.

This Designated Borrower Request and Assumption Agreement shall constitute a Loan Document under the Credit Agreement.

THIS DESIGNATED BORROWER REQUEST AND ASSUMPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. The terms of Sections 11.14 and 11.15 of the Credit Agreement are incorporated herein by reference, mutatis mutandis, and the parties hereto agree to such terms.

This Designated Borrower Request and Assumption Agreement may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Agreement by fax transmission or other electronic mail transmission (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Agreement.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Designated Borrower Request and Assumption Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

[DESIGNATED BORROWER]

By:
Name:
Title:

FABRINET

By:
Name:
Title:

[SIGNATURE PAGE TO DESIGNATED BORROWER REQUEST AND ASSUMPTION AGREEMENT]

Schedule A

Schedules to Credit Agreement

[TO BE COMPLETED BY DESIGNATED BORROWER]]

EXHIBIT Q

Form of

Designated Borrower Notice

TO:	Bank of America, N.A., as Administrative Agent

RE:	Credit Agreement, dated as of May 22, 2014, among FABRINET, an exempted company incorporated with limited liability in the Cayman Islands (the “Company”), the Guarantors party hereto, the Designated Borrowers, the Lenders party hereto and BANK OF AMERICA, N.A., as administrative agent (in such capacity, the “Administrative Agent”); capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement)

DATE:	[Date]

The Administrative Agent hereby notifies Company and the Lenders that effective as of the date hereof [            ] shall be a Designated Borrower and may receive Loans for its account on the terms and conditions set forth in the Credit Agreement.

This Designated Borrower Notice shall constitute a Loan Document under the Credit Agreement.

Delivery of an executed counterpart of a signature page of this Certificate by fax transmission or other electronic mail transmission (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Certificate.

BANK OF AMERICA, N.A.,
as Administrative Agent

By:
Name:
Title: